SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 27, 2004

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



400 Horizon Way, Irving, TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4100

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 27, 2004


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 27, 2004


                             Payment Date: 12/27/04


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       173,703,000.00    6.000000%     2,930,669.92    868,515.00    3,799,184.92       0.00       0.00
                        1PO         6,367,365.00    0.000000%        67,362.06          0.00       67,362.06       0.00       0.00
                        2A1        20,709,000.00    5.000000%       212,114.42     86,287.50      298,401.92       0.00       0.00
                        2PO           140,219.00    0.000000%           592.70          0.00          592.70       0.00       0.00
                        3A1        64,603,000.00    6.000000%        56,124.30    323,015.00      379,139.30       0.00       0.00
                        3PO         1,682,717.00    0.000000%         1,523.50          0.00        1,523.50       0.00       0.00
Residual                AR                100.00    6.000000%           100.00          0.50          100.50       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          6,628,000.00    5.922017%         6,299.69     32,709.27       39,008.96       0.00       0.00
                        B2          2,820,000.00    5.922017%         2,680.31     13,916.74       16,597.05       0.00       0.00
                        B3          1,692,000.00    5.922017%         1,608.19      8,350.04        9,958.23       0.00       0.00
                        B4          1,551,000.00    5.922017%         1,474.17      7,654.21        9,128.38       0.00       0.00
                        B5          1,269,000.00    5.922017%         1,206.14      6,262.53        7,468.67       0.00       0.00
                        B6            846,439.79    5.922017%           804.51      4,177.19        4,981.70       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        282,011,840.79     -            3,282,559.91  1,350,887.99    4,633,447.90     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       170,772,330.08         57,901.00
                                1PO         6,300,002.94              0.00
                                2A1        20,496,885.58          5,752.50
                                2PO           139,626.30              0.00
                                3A1        64,546,875.70         21,534.33
                                3PO         1,681,193.50              0.00
Residual                        AR                  0.00              0.04
--------------------------------------------------------------------------------
Subordinate                     B1          6,621,700.31          2,180.62
                                B2          2,817,319.69            927.78
                                B3          1,690,391.81            556.67
                                B4          1,549,525.83            510.28
                                B5          1,267,793.86            417.50
                                B6            845,635.28            278.48
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        278,729,280.88         90,059.20
--------------------------------------------------------------------------------

                             Payment Date: 12/27/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   173,703,000.00     6.000000% 32051GDA0    16.871729      5.000000    983.128271
                           1PO     6,367,365.00     0.000000% 32051GDB8    10.579269      0.000000    989.420731
                           2A1    20,709,000.00     5.000000% 32051GDD4    10.242620      4.166667    989.757380
                           2PO       140,219.00     0.000000% 32051GDE2     4.226934      0.000000    995.773066
                           3A1    64,603,000.00     6.000000% 32051GDF9     0.868757      5.000000    999.131243
                           3PO     1,682,717.00     0.000000% 32051GDG7     0.905379      0.000000    999.094621
Residual                   AR            100.00     6.000000% 32051GDC6   1,000.000000    4.972958      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      6,628,000.00     5.922017% 32051GDH5     0.950466      4.935014    999.049534
                           B2      2,820,000.00     5.922017% 32051GDJ1     0.950466      4.935014    999.049534
                           B3      1,692,000.00     5.922017% 32051GDK8     0.950466      4.935014    999.049534
                           B4      1,551,000.00     5.922017% 32051GDL6     0.950466      4.935014    999.049534
                           B5      1,269,000.00     5.922017% 32051GDM4     0.950466      4.935014    999.049534
                           B6        846,439.79     5.922017% 32051GDN2     0.950466      4.935014    999.049534
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     282,011,840.79       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance       187,043,714.86    21,787,099.34    69,898,466.68
Loan count                   1240              141              129
Avg loan rate           6.347375%        5.759861%        6.439607%
Prepay amount        2,863,960.42       139,272.22        11,070.92

                          Total
                          -----
Prin balance       278,729,280.88
Loan count                   1510
Avg loan rate                6.32
Prepay amount        3,014,303.56

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        58,398.27         6,766.19        21,512.30
Sub servicer fees       27,461.79         7,641.27        12,180.09
Trustee fees               950.25           110.02           349.79


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees        86,676.75
Sub servicer fees       47,283.16
Trustee fees             1,410.06


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.754438%           100.000000%            267,205,401.00
   -----------------------------------------------------------------------------
   Junior            5.245562%             0.000000%             14,792,366.78
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,633,447.90          4,633,447.90
Principal remittance amount            3,282,559.91          3,282,559.91
Interest remittance amount             1,350,887.99          1,350,887.99